                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)         JULY 13, 2000
                                               --------------------------------


                          LIBERTY LIVEWIRE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-1461                     13-1679856
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


              900 North Seward Street, Hollywood, California 90038
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (323) 962-4000



                             THE TODD-AO CORPORATION
--------------------------------------------------------------------------------
          (Former name or former address, if changed from last report)


Exhibit index located on page 3

                             THE TODD-AO CORPORATION


                                    FORM 8-K


                                  July 13, 2000


                           ---------------------------

                                TABLE OF CONTENTS


Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS                                              Page 2
                  ---------------------------------------------

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.                                                         Page 3
                  ---------------------------------

Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                  (a)      RESPONSE TO REGULATION S-K, ITEM 304 (a) (1):

                  (i) On July 13, 2000, Liberty Livewire Corporation (the "Company", which recently changed its name from The Todd-AO Corporation) replaced Arthur Andersen LLP ("Andersen") as its principal accountants and terminated the relationship following the acquisition of the Company by Liberty Media Corporation on June 9, 2000. The Company appointed Liberty Media Corporation's independent auditor KPMG LLP ("KPMG") as of July 13, 2000.

                  (ii) During the Company's two most recent fiscal years and through July 13, 2000, the Company had no reportable disagreement (s) with Andersen with respect to accounting principles and practices, financial statement disclosure or auditing scope or procedure, which disagreement (s), if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the subject matter of such disagreement (s) in connection with its reports.

                  (iii) During the Company's two most recent fiscal years and through July 13, 2000, Andersen has not advised the Company of any "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K).

                  (b)      RESPONSE TO REGULATION S-K, ITEM 304 (a) (2):

                           As set forth above KPMG were engaged effective July 13, 2000. During the Company's two most fiscal years and through July 13, 2000, neither the Company nor anyone acting on its behalf consulted KPMG with respect to an issue, disagreement or "reportable event" described in Items 304 (a) (2) (i) or 304 (a)
                           (2) (ii) of regulation S-K.

                  (c)      RESPONSE TO REGULATION S-K, ITEM 304 (a) (3):

                           Prior to filing this report the Company provided Andersen with a copy of the disclosure made herein and requested Andersen to furnish a letter addressed to the Securities an Exchange Commission stating whether or not Andersen agrees to such disclosures.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) The following exhibits are filed with this Current Report on Form 8-K:


                  EXHIBIT NO.       EXHIBIT
                  -----------       -------

                  1                 Letter of Arthur Andersen LLP to the
                                    Securities and Exchange Commission included herein pursuant to the requirements off item
                                    304 (a) of Regulation S-K


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                             LIBERTY LIVEWIRE CORPORATION
                                             -----------------------------------
                                                     (Registrant)


                                             /s/ Jeffrey J. Marcketta
                                             -----------------------------------
                                                 Jeffrey J. Marcketta
                                                 Chief Financial Officer


       JULY 13, 2000
   ----------------------
          Date


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